EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of BigString Corporation (the "Company") on Form 10-KSB for the year ended December 31, 2006 (the "Report"), I, Robert DeMeulemeester, Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report fully complies with the requirements of ss.13(a) or 15(d) of the Securities Exchange Act of 1934, 15 U.S.C. ss.78m or 78o(d), and,

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 29, 2007                        /s/ Robert DeMeulemeester
                                        ----------------------------------------
                                        Robert DeMeulemeester
                                        Chief Financial Officer